UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

MINIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street, Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 12, 2024, Minim, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiary, MME Sub 1 LLC, a Florida limited liability company (“Merger Sub”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with e2Companies LLC, a Florida limited liability company (“e2Companies”). Pursuant to the Merger Agreement, Merger Sub will merge with and into e2Companies, with e2Companies remaining as the surviving entity (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of the outstanding common units of e2Companies (“e2 Shares”) will receive such number of shares of common stock, par value $0.01 per share, of the Company (“Company Shares”) representing 97% of the issued and outstanding Company Shares (on a fully-diluted basis).

Pursuant to the terms of the Merger Agreement, the Company has agreed to appoint upon the Effective Time, two individuals selected by the Company to the Company’s board of directors.

The Merger Agreement contains representations and warranties, closing deliveries and indemnification provisions customary for a transaction of this nature. The closing of the Merger is conditioned upon, among other things, (i) the Company Shares to be issued in the Merger (“Merger Consideration”) being approved for listing on the Nasdaq Capital Market (“Nasdaq”), (ii) the effectiveness of a registration statement on Form S-4 registering the Merger Consideration; (iii) any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, will have expired or been terminated; and (iv) the consent or approval of the Company’s stockholders, as applicable, of (a) the Merger, (b) the issuance of the Merger Consideration, and (c) an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to among other things, change the Company’s name to e2Companies, Inc. following the Merger (the “Stockholder Approvals”).

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing including by the mutual consent of the Company and e2Companies if the closing has not occurred by June 15, 2024, subject to the right of either party to gain a 30 day extension, and including, but not limited to, if the Stockholder Approvals have not been obtained, if the Company Shares are delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), upon uncured breaches of representations, warranties and covenants or if a court of competent jurisdiction permanently restrains the Merger from occurring.

The foregoing description of the Merger Agreement is not complete and is qualified in all respects to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Lock-up Agreement

Concurrently with the execution and delivery of the Merger Agreement, e2Companies and the Class A Unitholders of e2Companies (each a “Unitholder”) entered into lock-up agreements, pursuant to which each Unitholder and e2Companies agreed to a 180-day lockup on the sale or transfer of Company Shares, Series A Preferred Stock of the Company or any securities convertible into or exercisable or exchangeable for Company Shares received by each such holder in the Merger (the “Lock-up Agreement”).

The foregoing description of the Lock-up Agreement is not complete and is qualified in all respects to the form of Lock-up Agreement, which is filed as Exhibit 2.2 to this Current Report and incorporated herein by reference.

Voting and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Company and e2Companies entered into support agreements (the “Support Agreements”) with certain stockholders of the Company that beneficially own a majority of the outstanding Company Shares. Pursuant to the Support Agreements, among other things, such stockholders have agreed to vote or deliver (or cause to be delivered) a written consent, as applicable, with respect to all of their shares of capital stock of the Company owned by such holders in favor of the Stockholder Approvals.

The foregoing description of the Support Agreements is not complete and is qualified in all respects to the form of Support Agreement, which is filed as Exhibit 2.3 to this Current Report and incorporated herein by reference.

Important Information about the Merger and Where to Find It

In connection with the Merger, the Company will file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 that will include a consent solicitation or proxy statement, as applicable, pertaining to the Company and e2Companies. This Current Report does not contain all the information that should be considered concerning the Merger and is not a substitute for any other documents that the Company may file with the SEC. It is not intended to form the basis of any investment decision or any other decision in respect to the Merger. Investors and stockholders will be able to obtain free copies of the consent solicitation statement or proxy statement, as applicable. and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (https://www.minim.com), where anyone will be able to obtain free copies of the consent solicitation statement or proxy statement and other documents filed by the Company with the SEC and stockholders are urged to read the consent solicitation statement or proxy statement, as applicable, and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of consents in connection with the Merger. Information about the Company’s directors and executive officers is included in the Company’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the consent solicitation statement or proxy statement, as applicable, relating to the Merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements Regarding the Merger

This Current Report, along with the exhibits attached hereto, contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report, including statements regarding the benefits of the Merger, the anticipated timing of the completion of the Merger, the products under development by e2Companies and the markets in which it plans to operate, the advantages of e2Companies’ technology, e2Companies’ competitive landscape and positioning, and e2Companies’ growth plans and strategies, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management, and e2Companies and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger;

●	the outcome of any legal proceedings that may be instituted against e2Companies or the Company related to the Merger;

●	failure to realize the anticipated benefits of the Merger;

●	the inability to satisfy the initial listing criteria of Nasdaq or obtain Nasdaq approval of the initial listing of the combined company on Nasdaq;

●	the risk that the price of shares subsequent to the Merger may be volatile due to a variety of factors, including changes in the highly competitive industry in which e2Companies operates, variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on e2Companies’ operations, macro-economic and social environments affecting e2Companies’ business and changes in the combined capital structure;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Merger;

●	the risk that e2Companies may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern; and

●	the risk that e2Companies’ estimates of market demand may be inaccurate.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1+	Agreement and Plan of Merger among Minim, Inc, MME Sub 1 LLC, and e2Companies LLC, dated March 12, 2024.
2.2	Form of Lock-Up Agreement, by and among Minim, Inc, e2Companies LLC and certain interest holders of e2Companies LLC.
2.3	Form of Support Agreement, by and among Minim, Inc, e2Companies LLC and certain stockholders of Minim, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINIM, INC.

Date: March 18, 2024	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

4